As filed with the Securities and Exchange Commission on March 13, 2025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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SCHEDULE 14A INFORMATION
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Global Payments Inc.

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Your Vote Counts! You invested in GLOBAL PAYMENTS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 24, 2025. *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V62569-P26380-Z89409 GLOBAL PAYMENTS INC. 2025 Annual Meeting Vote by April 23, 2025 11:59 PM ET GLOBAL PAYMENTS INC. 3550 LENOX ROAD, SUITE 3000 ATLANTA, GA 30326 Get informed before you vote View the Notice and Proxy Statement and the 2024 Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 10, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* April 24, 2025 8:30 a.m. EDT Virtually at: www.virtualshareholdermeeting.com/GPN2025

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V62570-P26380-Z89409 1. Election of Ten Nominees as Directors: Nominees: 1a. F. Thaddeus Arroyo For 1b. Robert H.B. Baldwin, Jr. For 1c. Cameron M. Bready For 1d. John G. Bruno For 1e. Joia M. Johnson For 1f. Kirsten M. Kliphouse For 1g. Connie D. McDaniel For 1h. Joseph H. Osnoss For 1i. William B. Plummer For 1j. M. Troy Woods For 2. Approval, on an advisory basis, of the compensation of our named executive officers for 2024. For 3. Ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the year ending December 31, 2025. For 4. Approval of Global Payments 2025 Incentive Plan. For 5. Approval of Global Payments Amended and Restated Employee Stock Purchase Plan. For